UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 9, 2005


                              REHABCARE GROUP, INC.
               (Exact name of Company as specified in its charter)


        Delaware                       0-19294               51-0265872
(State or other jurisdiction          (Commission         (I.R.S. Employer
    of incorporation)                File Number)        Identification No.)

 7733 Forsyth Boulevard
        23rd Floor
   St. Louis, Missouri                                          63105
(Address of principal executive offices)                      (Zip Code)

                                 (314) 863-7422
               (Company's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  2.02  Results of Operations and Financial Condition.

      On February 9, 2005, RehabCare Group, Inc. issued a press release announcing certain financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

      The information in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

Item  9.01  Financial Statements and Exhibits

            (c) The following exhibit is filed as part of this report:

            Exhibit Number                Description

            99.1 Press Release dated February 9, 2005, issued by RehabCare Group, Inc.


                                      * * *

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2005

                                          REHABCARE GROUP, INC.



                                          By:/s/ Vincent L. Germanese
                                          ---------------------------
                                          Vincent L. Germanese
                                          Senior Vice President, Chief Financial
                                          Officer and Secretary

                                  EXHIBIT INDEX

Exhibit No.             Description


99.1                    Press release dated February 9, 2005.

                                                                    Exhibit 99.1


                              CONTACT:  RehabCare Group, Inc.
                              Vincent L. Germanese, Senior Vice
                              President & Chief Financial Officer
                              Betty Cammarata, Dir-Investor Relations
                              (314) 863-7422 or
                              Financial Dynamics
                              Gordon McCoun/Lanie Marcus
                              Press: Sean Leous
                              (212) 850-5600

FOR IMMEDIATE RELEASE
Wednesday, February 9, 2005

  RehabCare Group, Inc. Postpones Its 2004 Fourth Quarter Earnings Release and
                            Year-End Conference Call


   -Expects to Report Full Year 2004 Operating Revenues of $383.8 Million and
                     Operating Earnings of $41.8 Million -

St. Louis, MO, February 9, 2005 -- RehabCare Group, Inc. (NYSE:RHB) today announced that it has postponed its fourth quarter and full-year earnings release and conference call previously announced for Thursday, February 10, 2005. The delay provides additional time for management to review and KPMG, LLP, the Company's independent accountants, to audit RehabCare's equity interest in its unconsolidated affiliate, InteliStaf Holdings, Inc. The Company expects to release earnings and hold its conference call no later than March 10.

     InteliStaf's independent accountants have informed the Company that, under current SEC standards, they do not consider themselves independent with respect to RehabCare. This determination requires KPMG to conduct separate audit procedures on InteliStaf's financial statements and with respect to the Company's 25 percent investment in InteliStaf.

     RehabCare Group expects to report fourth quarter operating revenues of $95.1 million, operating earnings of $11.4 million and earnings before income taxes and equity in net loss of affiliate of $11.1 million. The Company also expects to report full year operating revenues of $383.8 million, operating

                                     -MORE-

RehabCare  Group,  Inc.  Postpones Its 2004 Fourth Quarter  Earnings Release and
Conference Call                                                           Page 2

earnings of $41.8 million and earnings before income taxes and equity in net loss of affiliate of $41.0 million.

     RehabCare Group, Inc., headquartered in St. Louis, MO, is a leading provider of program management services for hospital inpatient rehabilitation and skilled nursing units, outpatient therapy programs and contract therapy services in conjunction with more than 800 hospitals and skilled nursing facilities in 39 states, the District of Columbia and Puerto Rico. RehabCare is pleased to be included in the Russell 2000 and Standard and Poor's Small Cap 600 indices.

     This release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause RehabCare's actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include, but are not limited to, the ability of RehabCare to integrate acquisitions and to implement client partnering relationships within the expected timeframes and to achieve the revenue and earnings levels from such acquisitions and relationships at or above the levels projected; changes in and compliance with governmental reimbursement rates and other regulations or policies affecting RehabCare's continuing businesses; RehabCare's ability to attract new client relationships or to retain and grow existing client relationships through expansion of RehabCare's hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future financial results of InteliStaf Holdings, Inc., RehabCare's unconsolidated affiliate, and the effect of those results on the financial condition and results of operations of RehabCare; the adequacy and





                                     -MORE-

RehabCare  Group,  Inc.  Postpones Its 2004 Fourth Quarter  Earnings Release and
Conference Call                                                           Page 3





effectiveness of RehabCare's operating and administrative systems; RehabCare's ability and the additional costs of attracting administrative, operational and professional employees; significant increases in health, workers' compensation and professional and general liability costs; litigation risks of RehabCare's past and future business, including RehabCare's ability to predict the ultimate costs and liabilities or the disruption of its operations; competitive and regulatory effects on pricing and margins; and general economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.





NOTE: More information on RehabCare can be found on the World Wide Web at http://www.rehabcare.com.


                                      -END-